Exhibit 10(a)

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Pre-Effective Amendment to a Registration Statement of Allstate Financial Advisors Separate Account I of Allstate Life Insurance Company on Form N-4 of our report dated February 20, 2002 (March 28, 2002 as to Note 18) relating to the consolidated financial statements and the related financial statement schedules of Allstate Life Insurance Company, our report dated March 8, 2002 relating to the financial statements of Allstate Financial Advisors Separate Account I, our report dated March 8, 2002 relating to the financial statements of Northbrook Variable Annuity Account, and our report dated March 8, 2002 relating to the financial statements of Northbrook Variable Annuity Account II, appearing in the Statements of Additional Information (which are incorporated by reference in the Prospectuses of Allstate Financial Advisors Separate Account I), which are part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statements of Additional Information.


/s/ Deloitte & Touche LLP

Chicago, Illinois
December 31, 2002

Exhibit 10(b)

                                   CONSENT OF
                                 FOLEY & LARDNER


         We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectuses describing the Morgan Stanley Variable Annuity II, Morgan Stanley Variable Annuity II AssetManager, and Morgan Stanley Variable Annuity 3 contracts included in the initial Form N-4 Registration Statement of Allstate Financial Advisors Separate Account I.


                               /s/ Foley & Lardner
                                            FOLEY & LARNDER


Washington, D.C.
December 20, 2002